SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: October 23, 2003

                         THE MCGRAW-HILL COMPANIES, INC.
                         -------------------------------
             (Exact Name of Registrant as specified in its charter)

New York                           1-1023                    13-1026995
--------                           ------                    ----------
(State or other                    (Commission               (IRS Employer
jurisdiction of                    File No.)                 Identification No.)
incorporation or
organization)

              1221 Avenue of the Americas, New York, New York 10020
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 512-2564
                                 --------------
              (Registrant's telephone number, including area code)

Item 9. Regulation FD Disclosure/Disclosure of Results of Operations and Financial Condition (Furnished Pursuant to Item 12 of Form 8-K)

      On October 23, 2003 Registrant issued an earnings release (the "Earnings Release") containing a discussion of Registrant's results of operations and financial condition for the quarter ending September 30, 2003.

Item 7. Exhibits

      (99) Earnings Release of the Registrant, dated October 23, 2003, containing a discussion of Registrant's results of operations and financial condition for the quarter ending September 30, 2003.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                THE McGRAW-HILL COMPANIES, INC.

                                                /s/ Kenneth M. Vittor
                                                --------------------------------
                                                By: Kenneth M. Vittor
                                                    Executive Vice President and
                                                    General Counsel

Dated: October 23, 2003

                                INDEX TO EXHIBITS

Exhibit Number

      (99) Earnings Release of the Registrant, dated October 23, 2003, containing a discussion of Registrant's results of operations and financial condition for the quarter ending September 30, 2003.